UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☒                                Definitive Proxy Statement.

☐                                   Definitive Additional Materials.

☐                                   Soliciting Material under §240.14a-12

Monster Beverage Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MONSTER BEVERAGE CORPORATION
1 Monster Way
Corona, California 92879

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 11, 2016

September 1, 2016

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders of Monster Beverage Corporation (the “Company”) to be held on Tuesday, October 11, 2016 at 11:00 a.m. local time, at the Company’s executive headquarters, located at 1 Monster Way, Corona, CA 92879 (the “Special Meeting”).  This proxy is solicited on behalf of the Board of Directors of the Company.

The only matter scheduled to be considered at the Special Meeting is a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.005 per share, from 240,000,000 shares to 1,250,000,000 shares.  The Board of Directors recommends the approval of the proposal being presented at the Special Meeting as being in the best interests of the Company and its stockholders.

We are providing our stockholders access to the proxy materials over the internet. This allows us to provide you with the Special Meeting information you need in a fast and efficient manner, while reducing the environmental impact of the Special Meeting. On or about September 1, 2016, we will mail to stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and how to vote online. If you receive such a Notice by mail, you will not receive a printed copy of the materials unless you specifically request one. The Notice contains instructions on how to request printed copies of these materials and a proxy card by mail.

I hope that you will be able to join us.  Your vote is important to us and to our business.  I encourage you to vote by telephone, over the Internet, or by marking, signing, dating and returning your proxy card so that your shares will be represented and voted at the Special Meeting, whether or not you plan to attend.  If you attend the Special Meeting, you will, of course, have the right to revoke the proxy and vote your shares in person.

Sincerely,

/s/ Rodney C. Sacks
Rodney C. Sacks
Chairman of the Board of Directors

MONSTER BEVERAGE CORPORATION

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 11, 2016

TO THE STOCKHOLDERS OF THE COMPANY:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Monster Beverage Corporation (the “Company”) will be held Tuesday, October 11, 2016 at 11:00 a.m. local time, at the Company’s executive headquarters, located at 1 Monster Way, Corona, CA 92879 (the “Special Meeting”), for the following purposes:

1.                                    To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.005 per share, from 240,000,000 shares to 1,250,000,000 shares; and

2.                                    To transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement for Special Meeting of Stockholders accompanying this Notice.  Only stockholders of the Company of record at the close of business August 26, 2016 are entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof.

We will make available a list of stockholders as of the close of business on August 26, 2016 for inspection by stockholders during normal business hours from 9:00 a.m. to 5:00 p.m. local time, from September 28, 2016 through October 10, 2016, at the Company’s executive offices, 1 Monster Way, Corona, CA 92879.  This list will also be available to stockholders at the Special Meeting.

All stockholders of the Company are cordially invited to attend the Special Meeting in person.  However, to ensure your representation at the Special Meeting, you are urged to vote by telephone, over the Internet, or by marking, signing, dating and returning your proxy card.  You may revoke your voted proxy at any time prior to the Special Meeting or vote in person if you attend the Special Meeting.

Sincerely,

/s/ Rodney C. Sacks
Rodney C. Sacks
Chairman of the Board of Directors

Corona, California

September 1, 2016

IMPORTANT:  WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO VOTE YOUR SHARES AS PROMPTLY AS POSSIBLE.  IN ADDITION TO VOTING IN PERSON, STOCKHOLDERS OF RECORD MAY VOTE VIA A TOLL FREE TELEPHONE NUMBER OR OVER THE INTERNET AS INSTRUCTED IN THESE MATERIALS.  YOU MAY ALSO VOTE BY MARKING, SIGNING, DATING AND MAILING THE PROXY CARD PROMPTLY IN THE RETURN ENVELOPE PROVIDED.  PLEASE NOTE THAT IF YOUR SHARES ARE HELD BY A BROKER OR OTHER INTERMEDIARY AND YOU WISH TO VOTE AT THE SPECIAL MEETING, YOU MUST OBTAIN A LEGAL PROXY FORM FROM THAT RECORD HOLDER.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on October 11, 2016.

The Company’s Proxy Statement is available at https://materials.proxyvote.com/61174X.

MONSTER BEVERAGE CORPORATION

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The Board of Directors (the “Board” or the “Board of Directors”) of Monster Beverage Corporation (“Monster” or the “Company”) is soliciting proxies to be voted at the Special Meeting of Stockholders of the Company (the “Special Meeting”) to be held Tuesday, October 11, 2016 at 11:00 a.m. local time, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders of the Company (the “Notice”).  The Special Meeting will be held at the Company’s executive headquarters, located at 1 Monster Way, Corona, CA 92879. In this proxy, unless the context requires otherwise, references to “we”, “our”, or “us” refer to Monster.

The proxy materials are being distributed and made available on or about September 1, 2016.  This proxy statement contains important information for you to consider when deciding how to vote on matters brought before the Special Meeting.  Please read it carefully.

Purpose of the Special Meeting

The purpose of the Special Meeting is for the Company’s stockholders to consider and vote upon:  (i) the proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of common stock, par value $0.005 per share (“Common Stock”), from 240,000,000 shares to 1,250,000,000 shares (the “Amendment”) and (ii) any other business that is related to the approval of the Amendment, including matters incident to the conduct of the Special Meeting, such as any motion for adjournment or postponement.  The changes to the Certificate of Incorporation that would be enacted if the Amendment is adopted are set forth in Appendix A to this proxy statement.

Upon receiving stockholder approval, the Amendment will become effective upon the filing of a Certificate of Amendment of the Certificate of Incorporation (the “Certificate of Amendment”) with the Delaware Secretary of State.

Notice of Internet Availability of Proxy Materials

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our stockholders access to our proxy materials over the Internet. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about September 1, 2016 to our stockholders who owned Common Stock at the close of business on August 26, 2016. Stockholders will have the ability to access the proxy materials on a website referred to in the Notice, or request that a printed set of the proxy materials be sent to them by following the instructions in the Notice.

Householding

If you are a beneficial owner, your bank or broker may deliver a single proxy statement, along with individual proxy cards, or individual Notices to any household at which two or more stockholders reside unless contrary instructions have been received from you. This procedure, referred to as householding, reduces the volume of duplicate materials shareholders receive and reduces mailing expenses. Stockholders may revoke their consent to future householding mailings or enroll in householding mailings by contacting American Stock Transfer and Trust Company, LLC, 1-800-937-5449, or by writing to American Stock Transfer and Trust Company, LLC, 6201 15th Ave, Brooklyn, NY 11219.  Alternatively, if you wish to receive a separate set of proxy materials for the Special Meeting, we will deliver them promptly upon request sent to Monster Beverage Corporation, 1 Monster Way, Corona, CA 92879 or by calling (951) 739-6200 or (800) 426-7367.

Record Date, Outstanding Voting Securities

Holders of record of Common Stock at the close of business on August 26, 2016 are entitled to notice of, and to vote at, the Special Meeting.  Each share entitles its holder to one vote.  As of the record date, 190,381,545 shares of our Common Stock were issued and outstanding.  There are no other outstanding voting securities of the Company.

Quorum

The presence, in person or by proxy, of the holders of one-third of the shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting.  Such stockholders are counted as present at the Special Meeting if they (i) are present in person at the Special Meeting or (ii) have properly submitted their vote by telephone, over the Internet, or by returning their proxy card.  Abstentions and withheld votes will be counted for determining whether a quorum is present for the Special Meeting.

Required Vote

The Amendment (Proposal One) requires the affirmative vote (“FOR” vote) of a majority of the issued and outstanding shares of Common Stock, so a failure to vote your shares is effectively a vote “AGAINST” the proposal.  You may vote for, against, or abstain on the Amendment.  Abstentions from voting will be considered shares present and entitled to vote on the Amendment and, since approval of the Amendment requires a majority of the issued and outstanding shares of Common Stock, will have the same effect as a vote “AGAINST” the Amendment.

Discretionary Proposal

If you are the beneficial owner and hold your shares in street name and do not provide your bank, broker or other nominee that holds your shares with voting instructions, the bank, broker or other nominee will determine if it has the discretionary authority to vote on the particular matter.  Your bank, broker or other nominee may vote your shares in its discretion on “routine” matters.  The proposal to be considered at the Special Meeting is considered a “routine” matter.  This means that your bank, broker or other nominee may vote in its discretion on the Special Meeting proposal on your behalf if you have not furnished voting instructions.

No stockholder shall be entitled to cumulate votes.  American Stock Transfer & Trust Company (“AST”) will receive and tabulate the proxies.

Board of Directors’ Recommendation

The Board of Directors recommends a vote “FOR” the proposal to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 240,000,000 shares to 1,250,000,000 shares (Proposal One).

How to Vote

If your shares are registered directly in your name with the Company’s registrar and transfer agent, AST, you are considered a stockholder of record with respect to those shares, and the Notice was sent to you directly by the Company.  As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Special Meeting.

If your shares are held in a brokerage account, bank, broker-dealer, trust or similar organization, you are considered the “beneficial owner” of those shares held in street name, and the Notice was forwarded to you by that organization.  As the beneficial owner, you have the right to direct your broker or other intermediary how to vote your shares, and you are also invited to attend the Special Meeting.

Your vote is very important to us and we hope that you will attend the Special Meeting.  However, whether or not you plan to attend the Special Meeting, please vote by proxy in accordance with the instructions on your proxy card or voting instruction form (from your broker or other intermediary).  There are three convenient ways of submitting your vote:

•                 By Telephone or Internet - All stockholders of record can vote by touchtone telephone from the U.S. using the toll free telephone number on the proxy card, or over the Internet, using the procedures and instructions described on the proxy card. Beneficial owners may vote by telephone or Internet if their broker or other intermediary makes those methods available, in which case the broker or other intermediary will enclose the instructions with the proxy materials. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

•                 In Person - All stockholders of record may vote in person at the Special Meeting. Beneficial owners may vote in person at the Special Meeting if their broker or other intermediary has furnished a legal proxy. If you are a beneficial owner and would like to vote your shares by proxy, you will need to ask your broker or other intermediary to furnish you with a legal proxy.  You will need to bring the legal proxy with you to the Special Meeting and hand it in with a signed ballot that will be provided to you at the Special Meeting. You will not be able to vote your shares without a legal proxy.

•                 By Written Proxy - All stockholders of record can vote by written proxy card, if they have requested to receive printed proxy materials. If you are a beneficial holder and you requested to receive printed proxy materials, you will receive a written proxy card and a voting instruction form from your broker or other intermediary.

Revocability of Proxies

If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the Special Meeting by: (i) delivering a written notice of revocation to our Secretary at our principal executive offices; (ii) voting again over the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Special Meeting will be counted) or, if you requested and received written proxy materials, by signing and returning a new proxy card with a later date; or (iii) by attending the Special Meeting and voting in person.

If you are a beneficial owner, you may revoke your proxy and change your vote at any time before the Special Meeting by: (i) submitting new voting instructions to your broker or other intermediary; or (ii) if you have obtained a legal proxy from your broker or other intermediary, by attending the Special Meeting and voting in person.

Solicitation

The cost of soliciting proxies will be borne by the Company.  The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.  In addition to solicitation by use of the mail or via the Internet, proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile or letter.  In addition, the Company has engaged D.F. King & Co., Inc. to act as its proxy solicitor and has agreed to pay it approximately $9,000.00 plus reasonable expenses for such services.

PROPOSAL ONE

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors recommends that stockholders of the Company approve an amendment to Article IV of the Certificate of Incorporation to increase the Company’s authorized Common Stock from 240,000,000 to 1,250,000,000 shares.  As of August 26, 2016, there were 207,338,240 shares of Common Stock issued, 190,381,545 shares of Common Stock outstanding, 16,956,695 shares held as treasury stock, and an aggregate of 7,650,786 shares reserved for issuance under our existing equity compensation plans.  As of August 26, 2016, approximately 9,021,686 shares remain available that could be authorized for future issuance under our existing equity compensation plans.

The reason for the Amendment is to permit the Company to effect one or more stock splits by means of stock dividends and for other purposes such as financings, compensation plans, business acquisitions and other general corporate purposes.  The trading price of Common Stock has risen significantly since our last stock split in 2012, reflecting the strong performance of the Company. The Board believes the considerable price appreciation may have made our Common Stock less affordable to certain classes of investors. The Board believes that permitting the Company to effect one or more stock splits by declaring and paying a stock dividend may support liquidity in the trading of our Common Stock and make our Common Stock more attractive to a broader range of investors.

The Board of Directors has not approved such a stock split by means of stock dividends, but believes it to be desirable to have that flexibility if the Board determines after the conclusion of the Special Meeting that such action would be in the best interests of the Company. In the event the Board declares and pays stock dividends, we will also make appropriate adjustments to our equity incentive plans and outstanding equity-based awards, including adjustments to the number of shares of Common Stock authorized for issuance under such plans and to the terms of such awards, in accordance with the parameters of a stock dividend and the terms of such plans.

The Amendment is intended to facilitate future stock splits or stock dividends, financings, compensation plans, business acquisitions and other general corporate purposes from time to time as the Board may approve. Unless required by applicable law or stock exchange rules, no further vote of the stockholders will be required.

The additional shares of Common Stock for which authorization is sought would be identical to the shares of Common Stock the Company now has authorized.  Holders of Common Stock do not have preemptive rights to subscribe to additional securities which may be issued by the Company.

The Board of Directors has not proposed the increase in the amount of authorized shares with the intention of discouraging tender offers or takeover attempts of the Company.  However, the availability of additional authorized shares for issuance may have the effect of discouraging a merger, tender offer, proxy contest or other attempt to obtain control of the Company.

If the Amendment is approved by the stockholders at the Special Meeting, the Certificate of Amendment will be filed with the Secretary of State of the State of Delaware to effect the Amendment as soon as practicable after the Special Meeting.  The form of the Certificate of Amendment that would be enacted if the Amendment is adopted is set forth in Appendix A to this proxy statement.

Approval of the Amendment to increase the number of authorized shares of the Common Stock to 1,250,000,000 shares requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon.  If a stockholder abstains from voting or directs the stockholder’s proxy to abstain from voting, such shares are considered present at the Special Meeting for purposes of the Amendment, but, because they are not affirmative votes for the proposal, they will have the same effect as votes against the proposal.

THE BOARD OF DIRECTORS BELIEVES THE PROPOSED AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of the most recent practical date, August 8, 2016, the beneficial ownership of the Common Stock of (a) those persons known to the Company to be the beneficial owners of more than 5% of the Common Stock; (b) each of the Company’s directors; (c) the Company’s named executive officers; and (d) all of the Company’s current directors and executive officers as a group.  In computing the number and percentage of shares beneficially owned by each person, we include any shares of Common Stock that could be acquired within 60 days of August 8, 2016 by the exercise of options or the vesting of restricted stock units. Such shares, however, are not counted in computing the percentage ownership of any other person.

Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership	Percent of Class Beneficially Owned
Brandon Limited Partnership No. 1(1)	1,881,856	1.0%
Brandon Limited Partnership No. 2(2)	9,795,648	5.1%
Hilrod Holdings IV, L.P.	34,924	**%
Hilrod Holdings V, L.P.	71,428	**%
Hilrod Holdings VI, L.P.	107,900	**%
Hilrod Holdings VII, L.P.	40,072	**%
Hilrod Holdings VIII, L.P.	189,528	**%
Hilrod Holdings IX, L.P.	151,148	**%
Hilrod Holdings X, L.P.	83,306	**%
Hilrod Holdings XI, L.P.	168,414	**%
Hilrod Holdings XII, L.P.	133,004	**%
Hilrod Holdings XIII, L.P.	489,892	**%
Hilrod Holdings XIV, L.P.	308,626	**%
Hilrod Holdings XV, L.P.	2,944	**%
Rodney C. Sacks 2008 GRAT #2	30,068	**%
Rodney C. Sacks 2009 GRAT #2	77,121	**%
RCS Direct 2010 GRAT	35,162	**%
RCS Direct 2010 GRAT #2	1,612	**%
RCS Direct 2011 GRAT	26,866	**%
FMR LLC(3)	17,036,213	8.9%
Wellington Management Company, LLP(4)	11,188,295	5.9%
The Coca-Cola Company(5)	34,040,534	17.9%
Rodney C. Sacks(6)	15,052,650	7.9%
Hilton H. Schlosberg(7)	15,495,278	8.1%
Gary P. Fayard(8)	972	**%
Mark J. Hall(9)	451,936	**%
Thomas J. Kelly(10)	22,117	**%
Sydney Selati(11)	18,172	**%
Norman C. Epstein(12)	14,271	**%
Harold C. Taber, Jr.(13)	36,580	**%
Benjamin M. Polk(14)	14,860	**%
Kathy N. Waller(15)	972	**%
Mark S. Vidergauz(16)	21,460	**%

Officers and Directors as a group include 11 members, comprising 17,670,578 shares or 9.2% in aggregate.

*Except as noted otherwise, the address for each of the named stockholders is 1 Monster Way, Corona, California 92879.
**Less than 1%.

(1) The mailing address of Brandon Limited Partnership No. 1 (“Brandon No. 1”) is c/o Stonehage Fleming Financial Services Limited, 15 Suffolk Street, London SW1Y 4HG, United Kingdom.  The general partners of Brandon No. 1 are Rodney C. Sacks and Hilton H. Schlosberg.

(2) The mailing address of Brandon Limited Partnership No. 2 (“Brandon No. 2”) is c/o Stonehage Fleming Financial Services Limited, 15 Suffolk Street, London SW1Y 4HG, United Kingdom.  The general partners of Brandon No. 2 are Rodney C. Sacks and Hilton H. Schlosberg.

(3) Based on Schedule 13G/A, filed February 12, 2016 by FMR LLC, based on common shares held on December 31, 2015.  The mailing address of this reporting person is 245 Summer Street, Boston, MA 02210.

(4) Based on Schedule 13G/A, filed February 12, 2015 by Wellington Management Company, LLP, based on common shares held on December 31, 2014.  The mailing address of this reporting person is 280 Congress Street, Boston, MA 02210.

(5) Based on Schedule 13D, filed June 22, 2015 by The Coca-Cola Company and European Refreshments, based on common shares held on June 22, 2015, for which they have shared beneficial ownership.  The mailing address of The Coca-Cola Company is One Coca-Cola Plaza, Atlanta, GA 30313.  The mailing address of European Refreshments is Southgate, Dublin Road, Drogheda, County Meath, Ireland.

(6) Includes 922,048 common shares owned by Mr. Sacks; 1,881,856 shares beneficially held by Brandon No. 1 because Mr. Sacks is one of Brandon No. 1’s general partners; 9,795,648 shares beneficially held by Brandon No. 2 because Mr. Sacks is one of Brandon No. 2’s general partners; 34,924 shares beneficially held by Hilrod Holdings IV, L.P. because Mr. Sacks is one of Hilrod Holdings IV’s general partners; 71,428 shares beneficially held by Hilrod Holdings V, L.P. because Mr. Sacks is one of Hilrod Holdings V’s general partners; 107,900 shares beneficially held by Hilrod Holdings VI, L.P. because Mr. Sacks is one of Hilrod Holdings VI’s general partners; 40,072 shares beneficially held by Hilrod Holdings VII, L.P. because Mr. Sacks is one of Hilrod Holdings VII’s general partners; 189,528 shares beneficially held by Hilrod Holdings VIII, L.P. because Mr. Sacks is one of Hilrod Holdings VIII’s general partners; 151,148 shares beneficially held by Hilrod Holdings IX, L.P. because Mr. Sacks is one of Hilrod Holdings IX’s general partners; 83,306 shares beneficially held by Hilrod Holdings X, L.P. because Mr. Sacks is one of Hilrod Holdings X’s general partners; 168,414 shares beneficially held by Hilrod Holdings XI, L.P. because Mr. Sacks is one of Hilrod Holdings XI’s general partners; 133,004 shares beneficially held by Hilrod Holdings XII, L.P. because Mr. Sacks is one of Hilrod Holdings XII’s general partners; 489,892 shares beneficially held by Hilrod Holdings XIII, L.P. because Mr. Sacks is one of Hilrod Holdings XIII’s general partners; 308,626 shares beneficially held by Hilrod Holdings XIV, L.P. because Mr. Sacks is one of Hilrod Holdings XIV’s general partners; 2,944 shares beneficially held by Hilrod Holdings XV, L.P. because Mr. Sacks is one of Hilrod Holdings XV’s general partners; 77,121 shares beneficially held by the Rodney C. Sacks 2009 GRAT #2 because Mr. Sacks is the trustee of the Rodney C. Sacks 2009 GRAT #2; 35,162 shares beneficially held by the RCS Direct 2010 GRAT because Mr. Sacks is the trustee of the RCS Direct 2010 GRAT; and 1,612 shares beneficially held by the RCS Direct 2010 GRAT #2 because Mr. Sacks is the trustee of the RCS Direct 2010 GRAT #2.  Also includes options presently exercisable to purchase 81,617 common shares, exercisable at $15.86 per share, granted pursuant to a stock option agreement dated June 2, 2008 between the Company and Mr. Sacks; options presently exercisable to purchase 100,000 common shares, exercisable at $17.82 per share, granted pursuant to a stock option agreement dated December 1, 2009 between the Company and Mr. Sacks; options presently exercisable to purchase 210,000 common shares, exercisable at $53.96 per share, granted pursuant to a stock option agreement dated June 3, 2013 between the Company and Mr. Sacks (of which options to purchase 70,000 common shares are currently held by Hilrod Holdings XV, L.P.); options presently exercisable to purchase 140,000 common shares, exercisable at $70.06 per share, granted pursuant to a stock option agreement dated March 14, 2014 between the Company and Mr. Sacks; and options presently exercisable to purchase 26,400 common shares, exercisable at $135.48 per share, granted pursuant to a stock option agreement dated March 13, 2015 between the Company and Mr. Sacks.  On January 31, 2014, Mr. Sacks pledged 1,000,000 common shares.

Mr. Sacks disclaims beneficial ownership of all shares deemed beneficially owned by him hereunder except (i) 922,048 common shares; (ii) 558,017 shares presently exercisable under the stock option agreements; (iii) 349 shares beneficially held by Hilrod Holdings IV, L.P. because Mr. Sacks is one of Hilrod Holdings IV’s general partners; (iv) 714 shares beneficially held by Hilrod Holdings V, L.P. because Mr. Sacks is one of Hilrod Holdings V’s general partners; (v) 1,079 shares beneficially held by Hilrod Holdings VI, L.P. because Mr. Sacks is one of Hilrod Holdings VI’s general partners; (vi) 401 shares beneficially held by Hilrod Holdings VII, L.P. because Mr. Sacks is one of Hilrod Holdings VII’s general partners; (vii) 1,895 shares beneficially held by Hilrod Holdings VIII, L.P. because Mr. Sacks is one of Hilrod Holdings VIII’s general partners; (viii) 1,511 shares beneficially held by Hilrod Holdings IX, L.P. because Mr. Sacks is one of Hilrod Holdings IX’s general partners; (ix) 833 shares beneficially held by Hilrod Holdings X, L.P. because Mr. Sacks is one of Hilrod Holdings X’s general partners; (x) 1,684 shares beneficially held by Hilrod Holdings XI, L.P. because Mr. Sacks is one of Hilrod Holdings XI’s general partners; (xi) 1,330 shares beneficially held by Hilrod Holdings XII, L.P. because Mr. Sacks is one of Hilrod Holdings XII’s general partners; (xii) 4,899 shares beneficially held by Hilrod Holdings XIII, L.P. because Mr. Sacks is one of Hilrod Holdings XIII’s general partners; (xiii) 3,086 shares beneficially held by Hilrod Holdings XIV, L.P. because Mr. Sacks is one of Hilrod Holdings XIV’s general partners; and (xiv) 29 shares beneficially held by Hilrod Holdings XV, L.P. because Mr. Sacks is one of Hilrod Holdings XV’s general partners.

(7) Includes 1,421,637 common shares owned by Mr. Schlosberg; 1,881,856 shares beneficially held by Brandon No. 1 because Mr. Schlosberg is one of Brandon No. 1’s general partners; 9,795,648 shares beneficially held by Brandon No. 2 because Mr. Schlosberg is one of Brandon No. 2’s general partners; 34,924 shares beneficially held by Hilrod Holdings IV, L.P. because Mr. Schlosberg is one of Hilrod Holdings IV’s general partners; 71,428 shares beneficially held by Hilrod Holdings V, L.P. because Mr. Schlosberg is one of Hilrod Holdings V’s general partners; 107,900 shares beneficially held by Hilrod Holdings VI, L.P. because Mr. Schlosberg is one of Hilrod Holdings VI’s general partners; 40,072 shares beneficially held by Hilrod Holdings VII, L.P. because Mr. Schlosberg is one of Hilrod Holdings VII’s general partners; 189,528 shares beneficially held by Hilrod Holdings VIII, L.P. because Mr. Schlosberg is one of Hilrod Holdings VIII’s general partners; 151,148 shares beneficially held by Hilrod Holdings IX, L.P. because Mr. Schlosberg is one of Hilrod Holdings IX’s general partners; 83,306 shares beneficially held by Hilrod Holdings X, L.P. because Mr. Schlosberg is one of Hilrod Holdings X’s general partners; 168,414 shares beneficially held by Hilrod Holdings XI, L.P. because Mr. Schlosberg is one of Hilrod Holdings XI’s general partners; 133,004 shares beneficially held by Hilrod Holdings XII, L.P. because Mr. Schlosberg is one of Hilrod Holdings XII’s general partners; 489,892 shares beneficially held by Hilrod Holdings XIII, L.P. because Mr. Schlosberg is one of Hilrod Holdings XIII’s general partners; 308,626 shares beneficially held by Hilrod Holdings XIV, L.P. because Mr. Schlosberg is one of Hilrod Holdings XIV’s general partners; 2,944 shares beneficially held by Hilrod Holdings XV, L.P. because Mr. Schlosberg is one of Hilrod Holdings XV’s general partners; 30,068 shares beneficially held by the Rodney C. Sacks 2008 GRAT #2 because Mr. Schlosberg is the co-trustee of the Rodney C. Sacks 2008 GRAT #2; and 26,866 shares beneficially held by the RCS Direct 2011 GRAT because Mr. Schlosberg is the trustee of the RCS Direct 2011 GRAT. Also includes options presently exercisable to purchase 81,617 common shares, exercisable at $15.86 per share, granted pursuant to a stock option agreement dated June 2, 2008 between the Company and Mr. Schlosberg; options presently exercisable to purchase 100,000 common shares, exercisable at $17.82 per share, granted pursuant to a stock option agreement dated December 1, 2009 between the Company and Mr. Schlosberg; options presently exercisable to purchase 210,000 common shares, exercisable at $53.96 per share, granted pursuant to a stock option agreement dated June 3, 2013 between the Company and Mr. Schlosberg (of which options to purchase 70,000 common shares are currently held by Hilrod Holdings XV, L.P.); options presently exercisable to purchase 140,000 common shares, exercisable at $70.06 per share, granted pursuant to a stock option agreement dated March 14, 2014 between the Company and Mr. Schlosberg; and options presently exercisable to purchase 26,400 common shares, exercisable at $135.48 per share, granted pursuant to a stock option agreement dated March 13, 2015 between the Company and Mr. Schlosberg.  On January 31, 2014, Mr. Schlosberg pledged 1,000,000 common shares.

Mr. Schlosberg disclaims beneficial ownership of all shares deemed beneficially owned by him hereunder except (i) 1,421,637 common shares; (ii) 558,017 shares presently exercisable under the stock option agreements; (iii) 349 shares beneficially held by Hilrod Holdings IV, L.P. because Mr. Schlosberg is one of Hilrod Holdings IV’s general partners; (iv) 714 shares beneficially held by Hilrod Holdings V, L.P. because Mr. Schlosberg is one of Hilrod Holdings V’s general partners; (v) 1,079 shares beneficially held by Hilrod Holdings VI, L.P. because Mr. Schlosberg is one of Hilrod Holdings VI’s general partners; (vi) 401 shares beneficially held by Hilrod Holdings VII, L.P. because Mr. Schlosberg is one of Hilrod Holdings VII’s general partners; (vii) 1,895 shares beneficially held by Hilrod Holdings VIII, L.P. because Mr. Schlosberg is one of Hilrod Holdings VIII’s general partners; (viii) 1,511 shares beneficially held by Hilrod Holdings IX, L.P. because Mr. Schlosberg is one of Hilrod Holdings IX’s general partners; (ix) 833 shares beneficially held by Hilrod Holdings X, L.P. because Mr. Schlosberg is one of Hilrod Holdings X’s general partners; (x) 1,684 shares beneficially held by Hilrod Holdings XI, L.P. because Mr. Schlosberg is one of Hilrod Holdings XI’s general partners; (xi) 1,330 shares beneficially held by Hilrod Holdings XII, L.P. because Mr. Schlosberg is one of Hilrod Holdings XII’s general partners; (xii) 4,899 shares beneficially held by Hilrod Holdings XIII, L.P. because Mr. Schlosberg is one of Hilrod Holdings XIII’s general partners; (xiii) 3,086 shares beneficially held by Hilrod Holdings XIV, L.P. because Mr. Schlosberg is one of Hilrod Holdings XIV’s general partners; and (xiv) 29 shares beneficially held by Hilrod Holdings XV, L.P. because Mr. Schlosberg is one of Hilrod Holdings XV’s general partners.

(8) Includes 972 common shares owned by Mr. Fayard.

(9) Includes 263,936 common shares owned by Mr. Hall; 5,000 shares beneficially held by the MJCF Hall Family Trust, the beneficiaries of which are Mr. Hall and his spouse; options presently exercisable to purchase 80,000 common shares, exercisable at $17.82 per share, granted pursuant to a stock option agreement dated December 1, 2009 between the Company and Mr. Hall; options presently exercisable to purchase 40,000 common shares, exercisable at $26.26 per share, granted pursuant to a stock option agreement dated December 1, 2010 between the Company and Mr. Hall; options presently exercisable to purchase 35,000 common shares, exercisable at $47.13 per share, granted pursuant to a stock option agreement dated March 14, 2013 between the Company and Mr. Hall; options presently exercisable to purchase 3,000 common shares, exercisable at $70.06 per share, granted pursuant to a stock option agreement dated March 14, 2014 between the Company and Mr. Hall; options presently exercisable to purchase 20,000 common shares, exercisable at $135.48 per share, granted pursuant to a stock option agreement dated March 13, 2015 between the Company and Mr. Hall; and 5,000 restricted stock units granted pursuant to a restricted stock unit agreement dated September 1, 2011 between the Company and Mr. Hall.

(10) Includes 15,717 common shares owned by Mr. Kelly; options presently exercisable to purchase 3,000 common shares, exercisable at $47.13 per share, granted pursuant to a stock option agreement dated March 14, 2013 between the Company and Mr. Kelly; options presently exercisable to purchase 1,000 common shares, exercisable at $70.06 per share, granted pursuant to a stock option agreement dated March 14, 2014 between the Company and Mr. Kelly; and options presently exercisable to purchase 2,400 common shares, exercisable at $135.48 per share, granted pursuant to a stock option agreement dated March 13, 2015 between the Company and Mr. Kelly.

(11) Includes 18,172 common shares owned by Mr. Selati.

(12) Includes 6,271 common shares owned by Mr. Epstein; and 8,000 shares beneficially held by Shoreland Investments because Mr. Epstein is one of Shoreland Investment’s general partners.

(13) Includes 29,656 common shares owned by Mr. Taber; options presently exercisable to purchase 4,334 common shares, exercisable at $19.20 per share, granted pursuant to a stock option agreement dated June 9, 2010 between the Company and Mr. Taber; and options presently exercisable to purchase 2,590 common shares, exercisable at $34.06 per share, granted pursuant to a stock option agreement dated May 18, 2011 between the Company and Mr. Taber.

(14) Includes 7,936 common shares owned by Mr. Polk; options presently exercisable to purchase 4,334 common shares, exercisable at $19.20 per share, granted pursuant to a stock option agreement dated June 9, 2010 between the Company and Mr. Polk; and options presently exercisable to purchase 2,590 common shares, exercisable at $34.06 per share, granted pursuant to a stock option agreement dated May 18, 2011 between the Company and Mr. Polk.

(15) Includes 972 common shares owned by Ms. Waller.

(16) Includes 21,460 common shares owned by Mr. Vidergauz.

DEADLINES FOR RECEIPT OF STOCKHOLDER PROPOSALS

Stockholders may present a proper proposal for consideration at the 2017 annual meeting of stockholders by submitting their proposal in writing to the Office of the Secretary of the Company at the Company’s principal executive offices in a timely manner.

For stockholders who wish to present a proposal to be considered for inclusion in our proxy statement and for consideration at the 2017 annual meeting, pursuant to Rule 14a-8 under the Exchange Act, the proposal must be delivered to the Office of the Secretary at the Company’s principal executive offices no later than December 27, 2016.  Stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

For stockholders who wish to present a proposal for nominations or other business for consideration at the 2017 annual meeting, but who do not intend for the proposal to be included in our proxy statement, pursuant to the advance notice provisions contained in our by-laws, the proposal must be delivered to the Office of the Secretary at the Company’s principal executive offices no earlier than February 14, 2017 and no later than March 16, 2017, provided, however, that in the event that the date of the 2017 annual meeting is more than thirty days before or more than seventy days after the first anniversary of the preceding year’s annual meeting, notice by the stockholder must be so delivered no earlier than the close of business on the one hundred twentieth day prior to the 2017 annual meeting and no later than the close of business on the later of the ninetieth day prior to the 2017 annual meeting or the tenth day following the day on which public announcement of the date of the 2017 annual meeting is first made by the Company.

It is presently intended that the 2017 annual meeting will be held in June 2017.

Proposals should be sent to the Office of the Secretary by mail to Monster Beverage Corporation, 1 Monster Way, Corona, California 92879.

OTHER MATTERS

The Company knows of no other matters to be submitted to the Special Meeting.  If any other matters properly come before the Special Meeting, it is the intention of the persons named in the proxy to vote the shares they represent as the Board of Directors may recommend.

It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold.  You are, therefore, urged to vote by calling the toll free number or over the Internet or by marking, signing, dating and returning your proxy card.

BY ORDER OF THE BOARD OF DIRECTORS

Dated: September 1, 2016	/s/ Rodney C. Sacks
RODNEY C. SACKS
Chairman of the Board of Directors

APPENDIX A

Proposed Amendment to Certificate of Incorporation to Increase Authorized Shares of Common Stock (Proposal One)

CERTIFICATE OF AMENDMENT
TO
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MONSTER BEVERAGE CORPORATION

Monster Beverage Corporation, a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST:                                               This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Amended and Restated Certificate of Incorporation of Monster Beverage Corporation (the “Certificate of Incorporation”), filed with the Secretary of State of the State of Delaware.

SECOND:                             Article IV of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:

“ARTICLE IV

The aggregate number of shares of stock that the Corporation shall have authority to issue is one billion two hundred fifty million (1,250,000,000) shares of common stock $0.005 par value per share.”

THIRD:                                         This Certificate of Amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

FOURTH:                          All other provisions of the Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by a duly authorized officer of the Corporation as of October ___, 2016.

MONSTER BEVERAGE CORPORATION

By:
Name: Rodney C. Sacks
Title: Chief Executive Officer

- 0 PROXY FOR MONSTER BEVERAGE CORPORATION THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 11, 2016 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Monster Beverage Corporation (the "Company") hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated September 1, 2016, and hereby appoints Rodney C. Sacks and Hilton H. Schlosberg, or either of them, as proxies and attorneys-in-fact, each with the power to appoint his substitute, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of the Company to be held on October 1 , 2016 at 1 :00 a.m. PST, at the Company's executive office located at 1 Monster Way, Corona, California 92879 and at any postponement or adjournment thereof, and to vote all the stock of the Company that the undersigned would be entitled to vote as designated on the reverse hereof if then and there personally present, on the matters set forth in the Notice of Special Meeting of Stockholders and proxy statement. In their discretion, such proxies are each authorized to vote upon such other business as may properly come before such Special Meeting of Stockholders or any adjournment or postponement thereof. (Continued and to be signed on the reverse side) 14475 1.1

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS OF MONSTER BEVERAGE CORPORATION October 11, 2016 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Proxy Materials are available at https://materials.proxyvote.com/61174X Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00030000000000000000 4 101116 changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. Proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.005 per share, from 240,000,000 shares to 1,250,000,000 shares. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1. The shares represented in this proxy card will be voted as directed above. IF NO DIRECTION IS GIVEN AND THE PROXY CARD IS VALIDLY EXECUTED, THE SHARES WILL BE VOTED FOR PROPOSAL 1. PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY. Your Telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Stockholder Date: Signature of StockholderDate:

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS OF MONSTER BEVERAGE CORPORATION October 11, 2016 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Special Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 00030000000000000000 4 101116 changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. Proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.005 per share, from 240,000,000 shares to 1,250,000,000 shares. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1. The shares represented in this proxy card will be voted as directed above. IF NO DIRECTION IS GIVEN AND THE PROXY CARD IS VALIDLY EXECUTED, THE SHARES WILL BE VOTED FOR PROPOSAL 1. PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY. Your Telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Stockholder Date: Signature of StockholderDate: NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Proxy Materials are available at https://materials.proxyvote.com/61174X COMPANY NUMBER ACCOUNT NUMBER PROXY VOTING INSTRUCTIONS